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                                   EXHIBIT 11

                         Consent of Independent Auditors

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                                  EXHIBIT 11

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Condensed Financial Information" and "Financial Statements" and to the use of our report dated January 31, 1997 in Post-Effective Amendment No. 10 to the Registration Statement (Form N-1A No. 33-28888) and related Prospectus of Canada Life of America Series Fund, Inc. (dated May 1, 1997).

                                                            /s/Ernst & Young LLP

                                                            Ernst & Young LLP


Atlanta, Georgia
April 17, 1997